Payable to redeemable non-controlling interests	12 Months Ended
Sep. 30, 2024
Noncontrolling Interest [Abstract]
Payable to redeemable non-controlling interests

13. Payable to redeemable non-controlling interests

The balances for payable to redeemable non-controlling interests are presented as follows:

	As of September 30,
	2023	2024

Payable to redeemable non-controlling interests	$14,893	$16,616

In June 2023, Hunan Tianhuan Economic Development Co., Ltd (the “Hunan Tianhuan”), one of the shareholders of the Group with redemption right (see Note 15), filed a lawsuit against Autozi China and Dr. Houqi Zhang to exercise its redemption right to request Autozi China and Dr. Houqi Zhang to repurchase its principal amount of investment and corresponding interest immediately since the Group failed to consummate a qualified initial public offering before the appointed date in the investment agreement. Upon this lawsuit, the redemption of Hunan Tianhuan’s investment became confirmative, no longer contingent on certain events that are out of the Group’s control. Therefore, the Group reclassified such mezzanine equity to payable to redeemable non-controlling interests on the date of event when the repurchase of Hunan Tianhuan’s investment became a current obligation. Payable to redeemable non-controlling interests included principal amount of RMB79.2 million (US$11.3 million) and accrued interest of RMB37.4 million (US$5.3 million) inclusive of: i) RMB27.2 million (US$3.9 million), as the accretion to redemption value of mezzanine equity before the reclassification and ii) RMB10.2 million (US$1.4 million) as increased interest expense after the reclassification.